(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
April 30, 2002


MuniHoldings
Insured Fund, Inc.


www.mlim.ml.com


MuniHoldings Insured Fund, Inc. seeks to provide shareholders with current income exempt from Federal income taxes by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes. Under normal circumstances, the Fund invests at least 80% of its total assets in municipal bonds that are covered by insurance.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Insured Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniHoldings Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper


MuniHoldings Insured Fund, Inc.


The Benefits and
Risks of
Leveraging


MuniHoldings Insured Fund, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issue of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MuniHoldings Insured Fund, Inc., April 30, 2002


DEAR SHAREHOLDER


For the year ended April 30, 2002, the Common Stock of MuniHoldings Insured Fund, Inc. earned $0.817 per share income dividends, which included earned and unpaid dividends of $0.070. This represents a net annualized yield of 5.93%, based on a year-end per share net asset value of $13.78. Over the same period, the total investment return on the Fund's Common Stock was +10.28%, based on a change in per share net asset value from $13.29 to $13.78, and assuming reinvestment of $0.809 per share income dividends.

For the six-month period ended April 30, 2002, the total investment return of the Fund's Common Stock was +0.79%, based on a change in per share net asset value from $14.12 to $13.78, and assuming reinvestment of $0.423 per share income dividends.

For the six-month period ended April 30, 2002, the Fund's Auction
Market Preferred Stock had an average yield of 1.38% for Series A and 1.40% for Series B.


The Municipal Market Environment
During the six months ended April 30, 2002, long-term fixed-income bond yields generally rose, while exhibiting considerable monthly volatility. However, throughout the period, tax-exempt bond yield volatility was appreciably lower and the overall increase in municipal bond yields was lower than its taxable counterpart. This relative outperformance by the tax-exempt market largely reflected an improving technical position in recent months. Despite additional decreases in the short-term interest rate target to 1.75% by the Federal Reserve Board, long-term fixed-income markets were unable to hold their October 2001 gains. Rapid, significant US military success in Afghanistan, stronger-than-expected retail sales and recovering US equity markets combined to suggest to many investors that US economic recovery was far more imminent than had been anticipated earlier in the fall of 2001. Bond yields rose during November and December 2001 as investors sold securities both to realize recent profits and in anticipation of an early reversal of the Federal Reserve Board's policy. By the end of December, long-term US Treasury bond yields rose more than 50 basis points (0.50%) to approximately 5.45%.

During January and February 2002, economic indicators were mixed, signaling some strength in consumer spending and housing-related industries, but with continued declines in manufacturing employment. Interest rates remained in a narrow but volatile range as weak US equity markets generally supported fixed-income products. By the end of January 2002, the Federal Reserve Board ended its aggressive series of short-term interest rate reductions by maintaining its overnight rate target at 1.75%, a 40-year low. The Federal Reserve Board noted that while US economic activity was beginning to strengthen, earlier weakness could easily resume should consumer spending falter. In recent months, however, the index of leading economic indicators has risen, suggesting that economic activity is likely to expand later this year. In its final revision, fourth quarter 2001 US gross domestic product growth was revised higher to 1.6%, signaling improving economic conditions relative to earlier in 2001. By the end of February 2002, long-term US Treasury bond yields stood at 5.42%.

In early March, a number of economic indicators, including surging existing home sales, solid consumer spending and positive nonfarm payroll growth following several months of job losses, suggested US economic activity was continuing to strengthen. Also, in Congressional testimony, Federal Reserve Board Chairman Alan Greenspan was cautiously optimistic regarding future US economic growth noting, while any increase in activity was likely to be moderate, "an economic expansion (was) well underway." These factors combined to push US equity prices higher and bond prices sharply lower in expectation of a reversal of the Federal Reserve Board actions taken during the past 15 months. By the end of March 2002, long-term US Treasury bond yields stood at 5.80%, their highest level in more than 18 months.

During April 2002, bond yields reversed to move lower as US economic conditions, especially employment trends, weakened and US equity markets solidly declined. Also, first quarter 2002 US gross domestic product growth was initially estimated to have grown 0.6%. This decline in US economic activity from the fourth quarter of 2001 suggested that earlier US economic strength was weakening and the Federal Reserve Board would be unlikely to raise interest rates for much of 2002. US Treasury issue prices were also boosted by erupting Middle East politics that led many international investors to seek the safe haven of US Treasury securities. By April 30, 2002, long-term US Treasury bond yields declined to 5.59%. During the past six months, US Treasury bond yields rose more than 70 basis points.
The municipal bond market displayed a similar pattern to its taxable counterpart during the six-month period ended April 2002. The tax-exempt bond market was also unable to maintain the gains made in late September and October 2001. In addition to a modestly stronger financial environment, increased tax-exempt new bond issuance in late 2001 also put upward pressure on municipal bond yields. By year-end 2001, long-term tax-exempt revenue bond yields as measured by the Bond Buyer Revenue Bond Index stood at 5.60%, an increase of approximately 25 basis points during the last two months of 2001. In early 2002, tax-exempt bond yields traded in a relatively narrow range as an increasingly positive technical position supported existing municipal bond prices. However, in March, increased economic activity and associated concerns regarding near-term
Federal Reserve Board actions also pushed tax-exempt bond prices lower. By late March, long-term municipal revenue bond yields rose to 5.67%, their highest level in more than a year. Similar to US Treasury issues, tax-exempt bond yields declined throughout April as economic conditions weakened. The municipal bond market's improvement was bolstered by a continued improvement in the market's technical environments. Investor demand strengthened, in part aided by declining equity prices, as issuance levels declined. At April
30, 2002, long-term tax-exempt bond yields stood at 5.52%, an increase of approximately 30 basis points during the last six months.

Interest rates are likely to remain near current levels as US economic conditions are expected to remain relatively weak. However, going forward, business activity appears likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion package to aid New York City, Washington DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in mid-to-late 2002.

As inflationary pressures are expected to remain well contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that has supported the tax-exempt bond market's performance for much of 2001 can be expected to continue, any potential increases in municipal bond yields can also be expected to be limited.


Portfolio Strategy
During the six-month period ended April 30, 2002, our principal portfolio strategy was to adopt a more defensive market position. This meant shifting the Fund from an above-market position to a below-market neutral position, while at the same time seeking to maintain a competitive yield. This was accomplished by selling longer-dated securities and investing the proceeds in the 20-year sector. In addition, we reduced the Fund's cash reserves both to augment income and because currently low tax-exempt money market interest rates negatively impact the Fund's yield. We also utilized US Treasury futures contracts in an effort to further protect the Fund's net asset value from declines, should interest rates rise. This strategy proved beneficial, allowing the Fund to realize an attractive total return and a competitive yield. Looking forward, we expect the Federal Reserve Board to be successful at fostering economic growth. We believe this should put upward pressure on interest rates in the future. We will seek to maintain a defensive structure to reduce portfolio volatility in expectation of higher bond yields. We also slightly increased the Fund's exposure to uninsured issues. We believe that as the domestic economy recovers, these investment-grade issues are likely to perform well, augmenting the Fund's yield and total return.



MuniHoldings Insured Fund, Inc., April 30, 2002


During the six-month period ended April 30, 2002, the tax-exempt market continued to experience a very positively sloped yield curve. This generated a significant income benefit to the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)


In Conclusion
We appreciate your ongoing interest in MuniHoldings Insured Fund, Inc., and we look forward to serving your investment needs in the months and years to come.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Robert A. DiMella)
Robert A. DiMella
Vice President and Portfolio Manager



May 29, 2002


PROXY RESULTS

During the six-month period ended April 30, 2002, MuniHoldings
Insured Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on December 12, 2001. A description of the proposal and number of shares voted are as follows:



                                                                     Shares Voted  Shares Withheld
                                                                         For         From Voting
1. To elect the Fund's Directors:        Terry K. Glenn               12,204,352        509,006
                                         Ronald W. Forbes             12,204,352        509,006
                                         Cynthia A. Montgomery        12,204,352        509,006
                                         Kevin A. Ryan                12,204,352        509,006
                                         Roscoe S. Suddarth           12,204,352        509,006
                                         Edward D. Zinbarg            12,203,952        509,406



During the six-month period ended April 30, 2002, MuniHoldings
Insured Fund, Inc.'s Preferred Stock shareholders (Series A and B) voted on the following proposal. The proposal was approved at a shareholders' meeting on December 12, 2001. A description of the proposal and number of shares voted are as follows:



                                                                    Shares Voted   Shares Withheld
                                                                         For         From Voting
1. To elect the Fund's Board of Directors: Terry K. Glenn,
   Ronald W. Forbes, Cynthia A. Montgomery, Charles C. Reilly,
   Kevin A. Ryan, Roscoe S. Suddarth, Richard R. West and
   Edward D. Zinbarg                                                     5,241             0




MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.



MuniHoldings Insured Fund, Inc., April 30, 2002


SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

                     S&P     Moody's    Face
STATE              Ratings   Ratings   Amount  Issue                                                                Value
Arizona--5.6%      NR*        Aaa     $ 9,205  Maricopa County, Arizona, Public Finance Corporation,
                                               Lease Revenue Bonds, 5.50% due 7/01/2013 (a)                       $  10,020


California--       AAA        Aaa      10,500  California Pollution Control Financing Authority, PCR,
14.9%                                          Refunding (Pacific Gas & Electric), AMT, Series A, 5.35%
                                               due 12/01/2016 (d)                                                    10,731
                   AA         Aa3       5,000  Sacramento County, California, Sanitation District
                                               Financing Authority, Revenue Refunding Bonds, RIB,
                                               Series 366, 9.871% due 12/01/2027 (e)                                  6,014
                   AAA        Aaa       7,415  San Francisco, California, City and County Airports
                                               Commission, International Airport Revenue Refunding
                                               Bonds, Second Series 27B, 5.25% due 5/01/2016 (b)                      7,778
                                               San Pablo, California, Joint Powers Financing Authority,
                                               Tax Allocation Revenue Refunding Bonds (d):
                   AAA        Aaa       2,635     5.66%** due 12/01/2024                                                712
                   AAA        Aaa       2,355     5.66%** due 12/01/2025                                                599
                   AAA        Aaa       2,355     5.66%** due 12/01/2026                                                563


Colorado--6.5%                                 Aurora, Colorado, COP (a):
                   AAA        Aaa       2,440     5.75% due 12/01/2015                                                2,659
                   AAA        Aaa       2,560     5.75% due 12/01/2016                                                2,778
                   AAA        Aaa       2,730     5.75% due 12/01/2017                                                2,944
                   AAA        Aaa       2,890     5.75% due 12/01/2018                                                3,106


Connecticut--      AAA        Aaa       1,010  Branford, Connecticut, GO, Refunding, 5% due 5/15/2012 (d)             1,076
8.4%               AAA        Aaa       8,000  Connecticut State, HFA, Revenue Bonds (Housing Mortgage
                                               Program), AMT, Series D, 5.15% due 11/15/2022 (d)                      7,886
                   AA         Baa3      5,710  Connecticut State Health and Educational Facilities
                                               Authority, Revenue Refunding Bonds (University of Hartford),
                                               Series E, 5.50% due 7/01/2022                                          5,946


Hawaii--6.4%       AAA        Aaa      10,000  Hawaii State, GO, Series CT, 5.875% due 9/01/2009 (c)(h)              11,365


Illinois--17.5%                                Chicago, Illinois, GO (b):
                   AAA        Aaa       5,000     5.50% due 1/01/2021                                                 5,122
                   AAA        Aaa       2,790     Series A, 6% due 1/01/2018 (i)                                      3,043
                   AAA        Aaa       2,000     Series A, 6% due 1/01/2019                                          2,171
                   AAA        Aaa       3,175     Series A, 6% due 1/01/2020                                          3,429
                   AAA        Aaa       3,500  Chicago, Illinois, Parking District, Limited Tax, GO,
                                               Series A, 5.75% due 1/01/2017 (b)                                      3,736
                   A+         A1        5,280  Hodgkins, Illinois, Environmental Improvement Revenue Bonds
                                               (MBM Project), AMT, 6% due 11/01/2015                                  5,411
                   AAA        Aaa       4,500  Illinois State, GO, First Series, 6% due 1/01/2018 (b)                 4,879
                   AAA        Aaa       3,000  Lake Cook, Kane and McHenry Counties, Illinois, Community
                                               Unit School District Number 220, GO, 5.75% due 12/01/2019 (b)          3,185


Kansas--1.8%       BBB+       A3        3,130  Wyandotte County, Kansas, Kansas City Unified Government
                                               Revenue Refunding Bonds (General Motors Corporation Project),
                                               6% due 6/01/2025                                                       3,182


Kentucky--2.6%     AA-        Aa3       4,380  Fayette County, Kentucky, School District Finance Corporation,
                                               School Building Revenue Bonds, 5.50% due 9/01/2019                     4,558


Massachusetts--    AAA        Aaa       1,375  Massachusetts State Development Finance Agency, Resource
7.0%                                           Recovery Revenue Refunding Bonds (Semass System), Series A,
                                               5.625% due 1/01/2016 (d)                                               1,478
                   NR*        Aaa      10,000  Massachusetts State GAN, Refunding, Series A, 5.75% due
                                               12/15/2013 (c)                                                        11,028


Michigan--2.8%     AAA        Aaa       2,035  Boyne City, Michigan, Public School District, GO, 5.75%
                                               due 5/01/2017 (b)                                                      2,162
                   AAA        Aaa       2,665  Detroit, Michigan, Sewer Disposal Revenue Refunding Bonds,
                                               Series A, 5.70% due 7/01/2013 (b)                                      2,794


Minnesota--8.4%                                Minneapolis & Saint Paul, Minnesota, Metropolitan Airports
                                               Commission, Airport Revenue Bonds, AMT, Series B (b):
                   AAA        Aaa       4,205     6.125% due 1/01/2015                                                4,593
                   AAA        Aaa       5,570     6.125% due 1/01/2016                                                6,058
                   NR*        Aaa       4,015  Sauk Rapids, Minnesota, Independent School District Number 47,
                                               GO, Series A, 5.65% due 2/01/2019 (d)                                  4,243


Mississippi--      BBB-       Ba1       4,500  Mississippi Business Finance Corporation, Mississippi, PCR,
2.4%                                           Refunding (System Energy Resources Inc. Project), 5.875% due
                                               4/01/2022                                                              4,302


Missouri--7.7%     AAA        Aaa       2,000  Cape Girardeau, Missouri, School District Number 063, GO
                                               (Missouri Direct Deposit Program), 5.50% due 3/01/2018 (b)             2,092
                                               Mehlville, Missouri, School District Number R-9, COP (c):
                   AAA        Aaa       1,570     (Missouri Capital Improvement Projects), 5.50% due 9/01/2015        1,684
                   AAA        Aaa       2,610     (Missouri Capital Improvement Projects), 5.50% due 9/01/2018        2,736
                   AAA        Aaa       1,925     Series A, 5.50% due 3/01/2014                                       2,076
                   AAA        Aaa       2,175     Series A, 5.50% due 3/01/2015                                       2,330
                   AAA        Aaa       1,170     Series A, 5.50% due 3/01/2016                                       1,245
                   AAA        Aaa       1,500     Series A, 5.50% due 3/01/2017                                       1,584


Nebraska--2.1%                                 Omaha Convention Hotel Corporation, Nebraska, Convention
                                               Center Revenue Bonds, First Tier, Series A (a):
                   AAA        Aaa       1,585     5.50% due 4/01/2020                                                 1,654
                   AAA        Aaa       2,000     5.50% due 4/01/2021                                                 2,082


Nevada--2.4%       AAA        Aaa       4,000  Las Vegas New Convention and Visitors Authority Revenue
                                               Bonds, 5.75% due 7/01/2018 (a)                                         4,248


New Jersey--6.1%   AA-        Aaa       2,750  New Jersey State Highway Authority, Garden State Parkway
                                               General Revenue Refunding Bonds, 6% due 1/01/2019 (g)                  3,105
                   AAA        Aaa       6,910  New Jersey State Transportation Trust Fund Authority,
                                               Transportation System Revenue Refunding Bonds, Series B,
                                               6% due 12/15/2017 (d)                                                  7,695



Portfolio
Abbreviations


To simplify the listings of MuniHoldings Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.


AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
GAN      Grant Anticipation Notes
GO       General Obligation Bonds
HDA      Housing Development Authority
HFA      Housing Finance Agency
IDA      Industrial Development Authority
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
VRDN     Variable Rate Demand Notes



MuniHoldings Insured Fund, Inc., April 30, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)

                     S&P     Moody's    Face
STATE              Ratings   Ratings   Amount  Issue                                                                Value
New York--21.6%    AAA        Aaa     $10,000  Nassau Health Care Corporation, New York, Health System
                                               Revenue Bonds, 5.75% due 8/01/2022 (c)                             $  10,648
                                               New York City, New York, GO, Refunding:
                   AAA        Aaa       6,250     Series C, 5.875% due 2/01/2016 (d)                                  6,783
                   AAA        Aaa       7,085     Series G, 5.75% due 10/15/2012 (c)                                  7,643
                   AAA        Aaa       7,500     Series G, 5.75% due 2/01/2017 (c)                                   8,004
                   AAA        Aaa       5,000  New York State Dormitory Authority, City University System,
                                               Consolidated Revenue Refunding Bonds, Series 1, 5.625% due
                                               7/01/2019 (c)                                                          5,255


North              AAA        Aaa       3,185  Charlotte, North Carolina, Airport Revenue Bonds, AMT,
Carolina--1.9%                                 Series B, 6% due 7/01/2017 (d)                                         3,403


Oklahoma--3.0%     AAA        Aaa       5,045  Oklahoma State Capitol Improvement Authority, State
                                               Facilities Revenue Bonds, Series A, 5.375% due 9/01/2015 (d)           5,295


Oregon--0.9%       NR*        Aaa       1,400  Portland, Oregon, Urban Renewal and Redevelopment Tax
                                               Allocation Bonds (Oregon Convention Center), Series A,
                                               5.75% due 6/15/2015 (a)                                                1,525


Pennsylvania--     AAA        Aaa       3,000  Allegheny County, Pennsylvania, Port Authority, Special
7.3%                                           Transportation Revenue Refunding Bonds, 5.50% due 3/01/2016 (b)        3,197
                   AAA        Aaa       6,045  Philadelphia, Pennsylvania, Airport Revenue Bonds
                                               (Philadelphia Airport System), AMT, Series B, 5.50%
                                               due 6/15/2017 (b)                                                      6,166
                   AAA        Aaa         950  Philadelphia, Pennsylvania, Redevelopment Authority
                                               Revenue Bonds (Neighborhood Transformation), Series A,
                                               5.50% due 4/15/2019 (b)                                                  988
                   A-         NR*       2,430  Sayre, Pennsylvania, Health Care Facilities Authority
                                               Revenue Bonds (Guthrie Health Issue), Series B, 5.85%
                                               due 12/01/2020                                                         2,457
                   A1+        NR*         100  Schuylkill County, Pennsylvania, IDA, Resource Recovery
                                               Revenue Refunding Bonds (Northeastern Power Company),
                                               VRDN, Series A, 1.75% due 12/01/2022 (f)                                 100


Rhode Island--     NR*        Aaa       5,000  Providence, Rhode Island, Redevelopment Agency, Revenue
3.0%                                           Refunding Bonds (Public Safety and Municipal Buildings),
                                               Series A, 5.75% due 4/01/2019 (a)                                      5,311


Texas--2.7%        AA-        Aa3       3,500  Austin, Texas, Convention Enterprises Inc., Convention
                                               Center Revenue Bonds, Trust Certificates, Second Tier,
                                               Series B, 6% due 1/01/2023                                             3,631
                   BBB+       Baa2      1,200  Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                               Semiconductor), AMT, 6.375% due 4/01/2027                              1,194


Virginia--5.7%                                 Virginia State, HDA, Commonwealth Mortgage Revenue Bonds (d):
                   AAA        Aaa       1,000     AMT, Series C, Sub-Series C-2, 5.45% due 7/01/2023                  1,002
                   AAA        Aaa       8,980     Series J, Sub-Series J-1, 5.20% due 7/01/2019                       9,018


Washington--                                   Energy Northwest, Washington, Electric Revenue Refunding
12.0%                                          Bonds, Series A (c):
                   AAA        Aaa       7,300     (Columbia Generating), 5.50% due 7/01/2017                          7,629
                   AAA        Aaa       2,500     (Project Number 3), 5.50% due 7/01/2018                             2,597
                                               Grays Harbor County, Washington, Public Utility Number 001,
                                               Electronic Revenue Bonds (a):
                   AAA        Aaa       2,065     5.50% due 1/01/2017                                                 2,154
                   AAA        Aaa       2,180     5.50% due 1/01/2018                                                 2,262
                                               Port Seattle, Washington, Revenue Bonds, AMT, Series B (b):
                   AAA        Aaa       1,500     5.625% due 4/01/2015                                                1,571
                   AAA        Aaa       2,800     5.625% due 4/01/2016                                                2,915
                   AAA        Aaa       2,000     5.625% due 4/01/2017                                                2,071


West Virginia--    AAA        Aaa       5,000  West Virginia State Housing Development Fund, Housing
2.8%                                           Finance Revenue Refunding Bonds, Series D, 5.20% due
                                               11/01/2021                                                             4,994


Wyoming--0.9%      AA         NR*       1,500  Wyoming Student Loan Corporation, Student Loan Revenue
                                               Refunding Bonds, Series A, 6.20% due 6/01/2024                         1,568


Puerto Rico--      NR*        Aaa       5,000  Puerto Rico Commonwealth, GO, RIB, Series 365, 6% due
9.2%                                           7/01/2005 (d)(e)(h)                                                    6,091
                   AAA        Aaa      10,000  Puerto Rico Commonwealth, GO, Refunding, 5.831% due
                                               7/01/2020 (c)                                                         10,223


                   Total Investments (Cost--$294,880)--173.6%                                                       307,777
                   Variation Margin on Financial Futures Contracts ***--0.0%                                           (60)
                   Other Assets Less Liabilities--2.0%                                                                3,569
                   Preferred Stock, at Redemption Value - (75.6%)                                                 (134,000)
                                                                                                                  ---------
                   Net Assets Applicable to Common Stock--100.0%                                                  $ 177,286
                                                                                                                  =========

(a)AMBAC Insured.
(b)FGIC Insured.
(c)FSA Insured.
(d)MBIA Insured.
(e)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2002.
(f)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2002.
(g)Escrowed to maturity.
(h)Prerefunded.
(i)All or a portion of security held as collateral in connection with open financial futures contracts.
*Not Rated.
**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
++Highest short-term rating by Moody's Investors Service, Inc.
***Financial futures contracts sold as of April 30, 2002 were as follows:


Number of                       Expiration
Contracts        Issue             Date           Value

 550       US Treasury Bonds    June 2002      $58,059,375
                                               -----------
Total Financial Futures Contracts Sold
(Total Contract Price--$57,177,500)            $58,059,375
                                               ===========


Ratings of issues shown have not been audited by Ernst & Young LLP.

See Notes to Financial Statements.



Quality Profile
(unaudited)


The quality ratings of securities in the Fund as of April 30, 2002 were as follows:

                                      Percent of
S&P Rating/Moody's Rating            Total Assets

AAA/Aaa                                  86.1%
AA/Aa                                     6.9%
A/A                                       3.5%
BBB/Baa                                   1.8%
Other++                                   0.1%


++Temporary investments in short-term municipal securities.



MuniHoldings Insured Fund, Inc., April 30, 2002


STATEMENT OF NET ASSETS


                As of April 30, 2002
Assets:         Investments, at value (identified cost--$294,880,384)                                          $307,776,994
                Receivables:
                   Interest                                                                  $  4,791,163
                   Securities sold                                                                300,318         5,091,481
                                                                                             ------------
                Prepaid expenses                                                                                      1,601
                                                                                                               ------------
                Total assets                                                                                    312,870,076
                                                                                                               ------------

Liabilities:    Payables:
                   Securities purchased                                                           987,265
                   Custodian bank                                                                 240,661
                   Dividends to shareholders                                                      132,466
                   Investment adviser                                                             125,935
                   Variation margin                                                                60,156         1,546,483
                                                                                             ------------
                Accrued expenses                                                                                     37,613
                                                                                                               ------------
                Total liabilities                                                                                 1,584,096
                                                                                                               ------------

Preferred       Preferred Stock, at redemption value, par value $.10 per share
Stock:          (5,360 shares of AMPS* issued and outstanding at $25,000 per
                share liquidation preference)                                                                   134,000,000
                                                                                                               ============

Net Assets      Net assets applicable to Common Stock                                                          $177,285,980
Applicable to                                                                                                  ============
Common Stock:

Analysis of     Common Stock, par value $.10 per share (12,867,541 shares issued
Net Assets      and outstanding)                                                                               $  1,286,754
Applicable to   Paid-in capital in excess of par                                                                190,198,387
Common Stock:   Undistributed investment income--net                                         $  1,582,663
                Accumulated realized capital losses on investments--net                      (27,796,559)
                Unrealized appreciation on investments--net                                    12,014,735
                                                                                             ------------
                Total accumulated losses--net                                                                  (14,199,161)
                                                                                                               ------------
                Total--Equivalent to $13.78 net asset value per share of
                Common Stock (market price--$12.65)                                                            $177,285,980
                                                                                                               ============

*Auction Market Preferred Stock.

See Notes to Financial Statements.


STATEMENT OF OPERATIONS


                For the Year Ended April 30, 2002
Investment      Interest                                                                                       $ 16,031,725
Income:

Expenses:       Investment advisory fees                                                     $  1,711,378
                Commission fees                                                                   343,254
                Accounting services                                                               116,946
                Professional fees                                                                  84,467
                Transfer agent fees                                                                56,474
                Printing and shareholder reports                                                   31,227
                Directors' fees and expenses                                                       29,053
                Listing fees                                                                       28,293
                Custodian fees                                                                     23,451
                Pricing fees                                                                       13,770
                Other                                                                              28,601
                                                                                             ------------
                Total expenses before reimbursement                                             2,466,914
                Reimbursement of expenses                                                       (172,151)
                                                                                             ------------
                Total expenses after reimbursement                                                                2,294,763
                                                                                                               ------------
                Investment income--net                                                                           13,736,962
                                                                                                               ------------

Realized &      Realized gain on investments--net                                                                 2,936,769
Unrealized      Change in unrealized appreciation on investments--net                                             2,674,959
Gain on                                                                                                        ------------
Investments--   Total realized and unrealized gain on investments--net                                            5,611,728
Net:                                                                                                           ------------

Dividends to    Investment income--net                                                                          (2,661,776)
Preferred                                                                                                      ------------
Stock           Net Increase in Net Assets Resulting from Operations                                           $ 16,686,914
Shareholders:                                                                                                  ============


See Notes to Financial Statements.


MuniHoldings Insured Fund, Inc., April 30, 2002


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                       For the
                                                                                                      Year Ended
                                                                                                      April 30,
                Increase (Decrease) in Net Assets:                                               2002              2001++
Operations:     Investment income--net                                                       $ 13,736,962      $ 14,620,467
                Realized gain on investments--net                                               2,936,769         1,244,258
                Change in unrealized appreciation/depreciation on investments--net              2,674,959        11,815,686
                Dividends to Preferred Stock shareholders                                     (2,661,776)       (5,276,143)
                                                                                             ------------      ------------
                Net increase in net assets resulting from operations                           16,686,914        22,404,268
                                                                                             ------------      ------------

Dividends to    Investment income--net                                                       (10,407,962)       (9,491,548)
Common Stock                                                                                 ------------      ------------
Shareholders:   Net decrease in net assets resulting from dividends to Common
                Stock  shareholders                                                          (10,407,962)       (9,491,548)
                                                                                             ------------      ------------

Net Assets      Total increase in net assets applicable to Common Stock                         6,278,952        12,912,720
Applicable to   Beginning of year                                                             171,007,028       158,094,308
Common Stock:                                                                                ------------      ------------
                End of year*                                                                 $177,285,980      $171,007,028
                                                                                             ============      ============

                *Undistributed investment income--net                                        $  1,582,663      $    829,083
                                                                                             ============      ============

++Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
                                                                                                                  For the
The following per share data and ratios                                                                            Period
have been derived from information                                                                                May 1,
provided in the financial statements.                                              For the Year Ended            1998++ to
                                                                                        April 30,                April 30,
Increase (Decrease) in Net Asset Value:                                       2002         2001         2000        1999
Per Share        Net asset value, beginning of period                      $   13.29    $   12.29    $   15.25    $   15.00
Operating                                                                  ---------    ---------    ---------    ---------
Performance:***  Investment income--net                                         1.07         1.14         1.17         1.20
                 Realized and unrealized gain (loss) on investments--net         .44         1.01       (2.82)          .61
                 Dividends and distributions to Preferred Stock
                 shareholders:
                    Investment income--net                                     (.21)        (.41)        (.36)        (.27)
                    Realized gain on investments--net                             --           --           --        (.10)
                    In excess of realized gain on investments--net                --           --        (.03)           --
                 Capital charge resulting from issuance of
                 Preferred Stock                                                  --           --           --        (.10)
                                                                           ---------    ---------    ---------    ---------
                 Total from investment operations                               1.30         1.74       (2.04)         1.34
                                                                           ---------    ---------    ---------    ---------
                 Less dividends and distributions to Common Stock
                 shareholders:
                    Investment income--net                                     (.81)        (.74)        (.83)        (.83)
                    Realized gain on investments--net                             --           --           --        (.23)
                    In excess of realized gain on investments--net                --           --        (.09)           --
                                                                           ---------    ---------    ---------    ---------
                 Total dividends and distributions to Common Stock
                 shareholders                                                  (.81)        (.74)        (.92)       (1.06)
                                                                           ---------    ---------    ---------    ---------
                 Capital charge resulting from issuance of Common Stock           --           --           --        (.03)
                                                                           ---------    ---------    ---------    ---------
                 Net asset value, end of period                            $   13.78    $   13.29    $   12.29    $   15.25
                                                                           =========    =========    =========    =========
                 Market price per share, end of period                     $   12.65    $   12.89    $   11.00    $ 14.4375
                                                                           =========    =========    =========    =========

Total            Based on market price per share                               4.38%       24.67%     (17.87%)     3.19%+++
Investment                                                                 =========    =========    =========    =========
Return:*         Based on net asset value per share                           10.28%       15.05%     (13.13%)     8.99%+++
                                                                           =========    =========    =========    =========

Ratios Based on  Total expenses, net of reimbursement**                        1.30%        1.15%        1.28%         .78%
Average Net                                                                =========    =========    =========    =========
Assets Of        Total expenses**                                              1.39%        1.44%        1.39%        1.18%
Common Stock:                                                              =========    =========    =========    =========
                 Total investment income--net**                                7.75%        8.71%        8.87%        7.73%
                                                                           =========    =========    =========    =========
                 Amount of dividends to Preferred Stock shareholders           1.50%        3.14%        2.74%        1.73%
                                                                           =========    =========    =========    =========
                 Investment income--net, to Common Stock shareholders          6.25%        5.57%        6.13%        6.00%
                                                                           =========    =========    =========    =========

Ratios Based on  Total expenses, net of reimbursement                           .74%         .64%         .71%         .48%
Average Net                                                                =========    =========    =========    =========
Assets Of        Total expenses                                                 .79%         .80%         .77%         .72%
Common &                                                                   =========    =========    =========    =========
Preferred        Total investment income--net                                  4.41%        4.84%        4.93%        4.71%
Stock:**                                                                   =========    =========    =========    =========

Ratios Based on  Dividends to Preferred Stock shareholders                     1.99%        3.94%        3.42%        2.70%
Average Net                                                                =========    =========    =========    =========
Assets Of
Preferred Stock:

Supplemental     Net assets, net of Preferred Stock, end of
Data:            period (in thousands)                                     $ 177,286    $ 171,007    $ 158,094    $ 195,702
                                                                           =========    =========    =========    =========
                 Preferred Stock outstanding, end of period
                 (in thousands)                                            $ 134,000    $ 134,000    $ 134,000    $ 134,000
                                                                           =========    =========    =========    =========
                 Portfolio turnover                                           49.69%       94.80%      189.96%      180.85%
                                                                           =========    =========    =========    =========

Leverage:        Asset coverage per $1,000                                 $   2,323    $   2,276    $   2,180    $   2,460
                                                                           =========    =========    =========    =========

Dividends Per    Series A--Investment income--net                          $     502    $     964    $     854    $     631
Share on                                                                   =========    =========    =========    =========
Preferred Stock  Series B--Investment income--net                          $     491    $   1,005    $     852    $     658
Outstanding:++++                                                           =========    =========    =========    =========


*Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges. If applicable, the Fund's Investment
Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
**Do not reflect the effect of dividends to Preferred Stock shareholders.
***Certain prior year amounts have been reclassified to conform to current year presentation.
++Commencement of operations.
++++The Fund's Preferred Stock was issued on May 19, 1998.
+++Aggregate total investment return.

See Notes to Financial Statements.


MuniHoldings Insured Fund, Inc., April 30, 2002


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniHoldings Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUS. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-counter-market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. As required, effective May 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing all premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $26,892 increase in cost of securities (which in return results in a corresponding $26,892 decrease in net unrealized appreciation and a corresponding $26,892 increase in undistributed net investment income), based on securities held by the Fund as of April 30, 2001.

The effect of this change for the year ended April 30, 2002 was to increase net investment income by $11,477, decrease net unrealized appreciation by $13,438 and decrease net realized capital gains by $24,931. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft which resulted from a failed trade which settled the next day.

(g) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $59,464 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

(h) Change in financial statement classification for Auction Market Preferred Stock ("AMPS")--In accordance with the provisions of the Financial Accounting Standards Board's Emerging Issues Task Force D-98 ("EITF D-98"), "Classification and Measurement of Redeemable Securities," effective for the current period, the Fund has reclassified its AMPS outside of permanent equity in the Net Assets section of the Statement of Net Assets. In addition, dividends to Preferred Stock shareholders are now classified as a component of the "Net Increase in Net Assets Resulting from Operations" on the Statement of Operations and Changes in Net Assets and as a component of the "Total from investment operations" in the Financial Highlights. Prior year amounts presented have been reclassified to conform to this period's presentation. The application of EITF D-98 related entirely to presentation and had no impact on net asset value or the allocation of net investment income or net realized capital gains or losses to Common Stock shareholders.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including issuance of Preferred Stock. For the year ended April 30, 2002, FAM earned fees of $1,711,378 of which $172,151 was waived.

For the year ended April 30, 2002, the Fund reimbursed FAM $13,271 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended April 30, 2002 were $184,185,337 and $146,192,864, respectively.



MuniHoldings Insured Fund, Inc., April 30, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


Net realized gains (losses) for the year ended April 30, 2002 and net unrealized gains (losses) as of April 30, 2002 were as follows:



                                     Realized          Unrealized
                                  Gains (Losses)     Gains (Losses)

Long-term investments             $  4,582,956       $ 12,896,610
Financial futures contracts        (1,646,187)          (881,875)
                                  ------------       ------------
Total                             $  2,936,769       $ 12,014,735
                                  ============       ============


As of April 30, 2002, net unrealized appreciation for Federal income tax purposes aggregated $12,910,048, of which $13,283,003 related to appreciated securities and $372,955 related to depreciated securities. The aggregate cost of investments at April 30, 2002 for Federal income tax purposes was $294,866,946.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the years ended April 30, 2002 and April 30, 2001 remained constant.

Preferred Stock
AMPS are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2002 were as follows: Series A, 1.60% and Series B, 1.50%.

Shares issued and outstanding for the years ended April 30, 2002 and April 30, 2001 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
April 30, 2002, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $256,695 as commissions.


5. Distributions to Shareholders:
On May 8, 2002, an ordinary income dividend of $.069500 was declared. The dividend was paid on May 30, 2002, to shareholders of record on May 20, 2002.

The tax character of distributions paid during the fiscal years ended April 30, 2002 and April 30, 2001 was as follows:


                                       4/30/2002        4/30/2001

Distributions paid from:
   Tax-exempt income                 $ 13,069,738      $ 14,767,691
                                     ------------      ------------
Total distributions on a tax basis   $ 13,069,738      $ 14,767,691
                                     ============      ============


As of April 30, 2002, the components of accumulated losses on a tax basis were as follows:


Undistributed tax-exempt income--net                 $    1,573,022
Undistributed ordinary income--net                               --
Undistributed long-term capital gains--net                       --
                                                     --------------
Total undistributed earnings--net                         1,573,022
Capital loss carryforward                             (25,467,769)*
Unrealized gains--net                                   9,695,586**
                                                     --------------
Total accumulated losses--net                        $ (14,199,161)
                                                     ==============


*On April 30, 2002, the Fund had a net capital loss carryforward of $25,467,769, of which $15,883,856 expires in 2008 and $9,583,913 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.
**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the difference between book and tax amortization methods for premiums and discounts on fixed-income securities, and unamortized organizational expenses.



REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Directors,
MuniHoldings Insured Fund, Inc.:

We have audited the accompanying statement of net assets of MuniHoldings Insured Fund, Inc., including the schedule of investments, as of April 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniHoldings Insured Fund, Inc. at April 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods in conformity with accounting principles generally accepted in the United States.



(Ernst & Young LLP)
MetroPark, New Jersey
June 4, 2002



IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniHoldings Insured Fund, Inc. during its taxable year ended April 30, 2002 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.



MuniHoldings Insured Fund, Inc., April 30, 2002


OFFICERS AND DIRECTORS

                                                                                            Number of        Other
                                                                                          Portfolios in    Director-
                       Position(s)   Length                                                Fund Complex      ships
                           Held     of Time                                                Overseen by      Held by
Name, Address & Age     with Fund    Served   Principal Occupation(s) During Past 5 Years    Director       Director
Interested Director

Terry K. Glenn*          President   1999 to  Chairman, Americas Region since 2001,         127 Funds       None
800 Scudders Mill Road   and         present  and Executive Vice President since 1983     184 Portfolios
Plainsboro, NJ 08536     Director             of Fund Asset Management, L.P. ("FAM")
Age: 61                                       and Merrill Lynch Investment Managers,
                                              L.P. ("MLIM"); President of Merrill
                                              Lynch Mutual Funds since 1999;
                                              President of FAM Distributors, Inc.
                                              ("FAMD") since 1986 and Director
                                              thereof since 1991; Executive Vice
                                              President and Director of Princeton
                                              Services, Inc. ("Princeton Services")
                                              since 1993; President of Princeton
                                              Administrators, L.P. since 1988;
                                              Director of Financial Data Services,
                                              Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



                                                                                            Number of        Other
                                                                                          Portfolios in    Director-
                       Position(s)   Length                                                Fund Complex      ships
                           Held     of Time                                                Overseen by      Held by
Name, Address & Age     with Fund   Served*   Principal Occupation(s) During Past 5 Years    Director       Director
Independent Directors

Ronald W. Forbes         Director    1977 to  Professor Emeritus of Finance, School of       46 Funds       None
1400 Washington Avenue               present  Business, State University of New York      55 Portfolios
Albany, NY 12222                              at Albany since 2000; and Professor
Age: 61                                       thereof from 1989 to 2000.


Cynthia A. Montgomery    Director    1995 to  Professor, Harvard Business School since       46 Funds       Unum-
Harvard Business School              present  1989.                                       55 Portfolios     Provident
Soldiers Field Road                                                                                         Corporation;
Boston, MA 02163                                                                                            and Newell
Age: 49                                                                                                     Rubbermaid
                                                                                                            Inc.


Charles C. Reilly        Director    1990 to  Self-employed financial consultant since       46 Funds       None
9 Hampton Harbor Road                present  1990.                                       55 Portfolios
Hampton Bays, NY 11946
Age: 70


Kevin A. Ryan            Director    1992 to  Founder and currently Director Emeritus        46 Funds       None
127 Commonwealth Avenue              present  of The Boston University Center for the     55 Portfolios
Chestnut Hill, MA 02467                       Advancement of Ethics and Character and
Age: 69                                       Director thereof from 1989 to 1999;
                                              Professor from 1982 to 1999 at Boston
                                              University.


Roscoe S. Suddarth       Director    2000 to  Former President, Middle East Institute        46 Funds       None
7403 MacKenzie Court                 present  from 1995 to 2001.                          55 Portfolios
Bethesda, MD 20817
Age: 66


Richard R. West          Director    1978 to  Professor of Finance since 1984, and           46 Funds       Bowne &
Box 604                              present  currently Dean Emeritus of New York         55 Portfolios     Co., Inc.;
Genoa, NV 89411                               University, Leonard N. Stern School                           Vornado
Age: 64                                       of Business Administration.                                   Realty
                                                                                                            Trust;
                                                                                                            Alexander's
                                                                                                            Inc.


Edward D. Zinbarg        Director    1994 to  Self-employed financial consultant since       46 Funds       None
5 Hardwell Road                      present  1994.                                       55 Portfolios
Short Hills, NJ 07078
Age: 67


*The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.



                       Position(s)   Length
                           Held     of Time
Name, Address & Age     with Fund   Served*     Principal Occupation(s) During Past 5 Years
Fund Officers

Donald C. Burke          Vice        1993 to    First Vice President of FAM and MLIM since 1997 and Treasurer thereof
P.O. Box 9011            President   present    since 1999; Senior Vice President and Treasurer of Princeton Services
Princeton,               and         and 1999   since 1999; Vice President of FAMD since 1999; Vice President of FAM
NJ 08543-9011            Treasurer   to         and MLIM from 1990 to 1997; Director of Taxation of MLIM since 1990.
Age: 41                              present


Kenneth A. Jacob         Senior      1989 to    First Vice President of the Adviser and MLIM since 1984.
P.O. Box 9011            Vice        present
Princeton,               President
NJ 08543-9011
Age: 50


John M. Loffredo         Senior      2001 to    First Vice President of MLIM since 1997; Vice President of MLIM from
P.O. Box 9011            Vice        present    1991 to 1997.
Princeton,               President
NJ 08543-9011
Age: 38


Robert A. DiMella        Vice        1997 to    Vice President of MLIM since 1997; Assistant Vice President of MLIM from
P.O. Box 9011            President   present    1995 to 1997; Assistant Portfolio Manager of MLIM from 1993 to 1995.
Princeton,
NJ 08543-9011
Age: 35


Alice A. Pellegrino      Secretary   2001 to    Director of MLIM since 2002; Vice President of MLIM from 1999 to 2002;
P.O. Box 9011                        present    Attorney associated with MLIM since 1997; Associate with Kirkpatrick &
Princeton, NJ 08543-9011                        Lockhart LLP from 1992 to 1997.
Age: 41


*Officers of the Fund serve at the pleasure of the Board of Directors.



Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286



NYSE Symbol

MUS